Certain confidential information contained in this document, marked by [***], has been omitted because it (i) is not material and would be competitively harmful if publicly disclosed, or (ii) contains personally identifiable information, omitted pursuant to Item 601(a)(6) under Regulation S-K.

Exhibit 10.18

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS WILL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.  AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK.  HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.

COMMON STOCK WARRANT

VOLITIONRX LIMITED

WARRANT TO PURCHASE COMMON STOCK

Grant Date:  January 1, 2021

THIS CERTIFIES THAT, for value received GAEL FORTERRE (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from VOLITIONRX LIMITED, a Delaware corporation, or its successor entity (collectively the “Corporation”) an amount of common stock equal to One Hundred Twenty-Five Thousand (125,000) shares, subject to the terms and conditions of this Warrant Agreement.

1.Warrant Shares.  The Corporation issues Holder a common stock warrant to purchase One Hundred Twenty-Five Thousand (125,000) common shares of the Corporation (the “Warrant”).

2.Warrant Exercise Price.  The Exercise Price per share shall be US$3.95.

3.Payment of Warrant Price.  Payment of the Exercise Price for the Warrants may be made, by the surrender of the Form of Exercise attached hereto as Exhibit A (duly executed by the Holder), to the Corporation, and:

(a)by making payment, by wire transfer of United States funds to the account of the Corporation (the wiring instructions of which are provided in the Form of Exercise or as otherwise amended by notice in writing to the Holder), in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the Form of Exercise by (b) the Exercise Price then in effect.

(b)indicating a cashless exercise, in which event the Company shall withhold a sufficient number of the Shares covered by this Warrant to satisfy the aggregate Exercise Price.

The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this Paragraph, following the purchase of a portion of the Warrant shares hereunder, the number of Warrant shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO ITEM 601(A)(6) UNDER REGULATION S-K.

For purposes of Rule 144 and this section, it is intended, understood and acknowledged that the common stock issuable upon exercise of this Warrant shall be deemed to have been acquired at the time this Warrant was exercised and the common shares issued. Moreover, it is intended, understood and acknowledged that the holding period for the common stock issuable upon exercise of this Warrant shall be deemed to have commenced on the date this Warrant was exercised and the common shares issued.

4.Terms and Exercise.

(a)Subject to sections 4(b) through 4(d), the Warrant may be exercised by the Holder for all or part of the shares on any date commencing January 1, 2022 with an expiration date of January 1, 2027, at which time the Warrant shall automatically expire and be of no further force or effect.

(b)In the event of a Change of Control (as defined below), if the Warrant is unvested it shall have its vesting accelerate immediately prior to the Change of Control.

For the purposes of this section, a “Change of Control” shall mean:  (i) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Corporation representing more than fifty percent (50%) of the total voting power represented by the Corporation’s then-outstanding voting securities; provided, however, that for purposes of this clause (i) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Corporation will not be considered a Change of Control; (ii) the consummation of the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets; (iii) the consummation of a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity or its parent outstanding immediately after such merger or consolidation; or (iv) a change in the effective control of the Corporation that occurs on the date that a majority of members of the Corporation’s Board of Directors (the “Board”) is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; provided, however, that for purposes of this clause (iv), if any Person is considered to be in effective control of the Corporation, the acquisition of additional control of the Corporation by the same Person will not be considered a Change of Control.

(c)If the Holder’s employment under the terms of their Employment Agreement with Volition America, Inc. dated December 30, 2020 terminates for any reason prior to January 1, 2022, then this Warrant will automatically expire upon the date of such termination and be of no further force or effect.

(d)Notwithstanding anything in this Warrant to the contrary, this Warrant may not be exercised by the holder unless and until the shares underlying this Warrant have been duly approved for listing by the NYSE American (or if no longer traded on the NYSE American, such other national securities exchange upon which the Corporation’s securities are then traded).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO ITEM 601(A)(6) UNDER REGULATION S-K.

(e)The Holder may exercise the Warrant by delivering to the Corporation the Notice of Exercise Form, attached hereto as Exhibit A, duly executed.

(f)As soon as practicable after the exercise of this Warrant by the Holder as provided in this paragraph, the Corporation will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the common stock. The Corporation covenants and agrees that all of the shares will be fully paid and non-assessable upon such issuance and delivery. The Corporation agrees at all times to reserve and hold available a number of shares of the authorized but unissued common stock of the Corporation which is equal to or greater than the number of shares of common stock issuable upon the exercise of the Warrant.

(g)The Holder, by the acceptance hereof, represents and warrants that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), and is acquiring this Warrant and, upon any exercise hereof, will acquire the common shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such common shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

5.The Corporation’s Merger, Reorganization, Etc.  If, during the exercise period, but before Holder has exercised all of the Warrant rights with regard to the total number of shares available for purchase by Holder, the shares of the Corporation’s common stock are changed into or exchanged for a different number or different kind of shares or other securities, either the Corporation’s or those of another company, this Agreement will remain in force.  However, there will be substituted for each of the shares the number and kind of or other securities for which each share of the Corporation’s common stock was exchanged or into which each share was changed.  The shares or securities substituted for each share of the Corporation’s common stock may be purchased by Holder under this Agreement for the price set for each of the shares in Paragraph 2.

6.Declaration of Stock Dividends.  If the Corporation issues a common stock dividend on the Corporation’s common stock, the number of shares that may be purchased by Holder thereafter will be adjusted as follows:  to each of the unpurchased shares, there will be added the number of shares issued as a dividend on each share of outstanding common stock; each of the shares together with the additional shares applicable to that share will be bought as one unit for the price set out for each of the shares in Paragraph 2.

7.Other Changes in the Corporation’s Stock.  If there are any changes in the number or kind of shares outstanding that affect the Corporation’s common stock or the stock or other securities into which the Corporation’s common stock has been changed, other than those described herein, a majority of the Corporation’s Board may make such changes in the shares available for purchase under this Agreement as the Board deems appropriate.  Any adjustment in the shares available for purchase made in accordance with this Paragraph will be binding upon Holder.

8.The Corporation’s Liquidation, Dissolution.  If the Corporation liquidates or dissolves, the Corporation will give Holder at least 10 days’ notice prior to the liquidation or dissolution.  Holder will have the right to exercise the Warrant in full, to the extent that applicable exercise events have occurred.  To the extent that Holder’s Warrant rights have not been exercised on the effective date of the liquidation or dissolution, they will terminate.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO ITEM 601(A)(6) UNDER REGULATION S-K.

9.Violation of Law.  The Warrant issued by this Agreement may not be exercised if its exercise would violate any applicable state securities law, any registration under or any requirements of the Securities Act, the Exchange Act, the rules of an exchange on which the shares may be traded, any other federal law, or any state securities laws.

10.Unregistered Stock.  If a registration statement for the shares is not in effect or if Corporation’s attorneys require a writing from Holder to avoid violation of the Securities Act, the Corporation may require a written commitment from the person exercising the Warrant before delivery of the certificate or certificates for the shares.  The Commitment will be in a form prescribed by the Corporation and will include, but not be limited to, statements that (i) it is the intent of the person exercising the Warrant to acquire the shares for investment only and not with the intent of transferring or reselling them; and (ii) that the person exercising the Warrant has been told that the shares may be “restricted shares” pursuant to Rule 144 of the Securities and Exchange Commission and that any resale, transfer, or other distribution of the shares may only be made in conformity with Rule 144, the Securities Act, or any other federal statute, rule, or regulation.  The Corporation may place a legend on the face of the certificate or certificates in accordance with this Commitment and may refuse to permit transfer of the shares unless it receives satisfactory evidence that the transfer will not violate Rule 144, the Securities Act, or any other federal statute, rule, or regulation.

11.Modification.  No modifications to this Warrant Agreement will be effective unless signed by all parties.

12.Transferability.  Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof.

13.Warrant Register. The Corporation shall register this Warrant, upon records to be maintained by the Corporation for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Corporation may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

14.No Rights as a Shareholder.  This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company

15.Notices. Any notice, offer, acceptance, demand, request, consent, or other communication required or permitted under the Warrant must be in writing and will be deemed to have been duly given or made either (a) when delivered personally to the party to whom it is directed (or any officer or agent of such party), (b) three (3) business days after being sent, if sent by a major overnight courier service such as Federal Express or DHL, (c) seven (7) business days after being sent, if sent by registered or certified mail, postage prepaid, or (d) one business day after being sent, if emailed to a corporate officer or Director of the Corporation, and properly addressed to the party to whom it is directed.  A communication will be deemed to be properly addressed if sent to a party at the address provided below:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO ITEM 601(A)(6) UNDER REGULATION S-K.

If to the Corporation:VolitionRx Limited

Attn:  Rodney Rootsaert – Secretary

13215 Bee Cave Parkway,

Suite 125, Galleria Oaks B,

Austin, Texas 78738

Email:  r.rootsaert@volition.com

If to the Holder:Gael Forterre

[***]

United States of America

Email:     [***]

16.Governing Law.  This Agreement will be governed by and construed and enforced in accordance with the laws of the State of Delaware.

17.Successors.  All of the provisions of this Agreement will bind the Corporation, its successors and the Holder, unless inconsistent with the provisions of this Agreement.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

Dated:  January 1, 2021

VOLITIONRX LIMITED

By:         /s/ Rodney Rootsaert

By:Rodney Rootsaert

Title:Secretary

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO ITEM 601(A)(6) UNDER REGULATION S-K.

Exhibit A

FORM OF EXERCISE

VOLITIONRX LIMITED

(To be signed only on exercise of Warrant)

TO:VOLITIONRX LIMITED

A.The undersigned Holder of the attached original, executed Warrant dated January 1, 2021, hereby elects to exercise its purchase right under such Warrant with respect to __________ shares of Common Stock, as defined in the Warrant, of VolitionRx Limited, a Delaware corporation (the “Corporation”).

B.The undersigned Holder is hereby paying the aggregate purchase price for such shares of Common Stock (the “Exercise Shares”) by (check applicable box):

[   ]   wire transfer of United States funds to the account of the Corporation in the amount of $__________, which transfer has been made before or simultaneously with the delivery of this Form of Exercise; or

[   ]   the cancellation of such portion of the Warrant that is exercisable, as is necessary to exercise this Warrant pursuant to the cashless exercise procedure set forth in Section 3(b).

C.Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned Holder.

By:___________________________________________

Its:___________________________________________

Dated:___________________________________________

_________________________________________________________________________________________________________

Wire Instructions to VolitionRx Limited:

Bank Name:[***]

Bank Address: [***]

New York, NY 10017,

United States of America

Swift Code: [***]

Routing number:[***]

Account number: [***]

Beneficiary Name:VolitionRx Limited

Beneficiary Address:13215 Bee Cave Parkway,

Suite 125, Galleria Oaks B,

Austin, Texas, 78738

_________________________________________________________________________________________________________

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED, OR (II) CONTAINS PERSONALLY IDENTIFIABLE INFORMATION, OMITTED PURSUANT TO ITEM 601(A)(6) UNDER REGULATION S-K.

A-1